UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16640 Stagg Street,
Van Nuys, California		91406
(Address of principal executive offices)		(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 22, 2020, Capstone Turbine Corporation (the “Company”) appointed Neshan Nino Tavitian as the Company’s Chief Accounting Officer, effective October 26, 2020.  In this role, Mr. Tavitian will become the Company’s principal accounting officer, replacing Mr. Frederick S. Hencken III, who will continue in his role as Chief Financial Officer of the Company.

Prior to joining the Company, Mr. Tavitian, age 40, served as the Corporate Controller at TestEquity, LLC from October 2017 to October 2020. From June 2014 to October 2017, Mr. Tavitian served as the Controller and Director of SEC Reporting at MRV Communication, Inc. From June 2010 to June 2014, Mr. Tavitian served as the Assistant Controller for Unico American Corporation. From January 2007 to May 2010, Mr. Tavitian was employed by Stonefield Josephson LLP, (subsequently acquired by Marcum LLP) providing attest services. Mr. Tavitian received a Master of Business Administration from the University of Southern California, Marshall School of Business, a Bachelor of Science in Accounting from the California State University, Northridge and is a Certified Public Accountant (active) licensed in California.

There are no arrangements or understandings between Mr. Tavitian and any other persons pursuant to which he was selected as an officer, nor are there any family relationships between Mr. Tavitian and any of the Company's directors or executive officers. Additionally, there are no transactions involving Mr. Tavitian that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with this appointment, the Company expects to enter into its standard form of indemnification and change of control agreements for officers and directors with Mr. Tavitian.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: October 26, 2020	By:	/s/ Darren R. Jamison
Name: Darren R. Jamison
Title: President and Chief Executive Officer